UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2018
The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1947 Briarfield Boulevard, Maumee, Ohio		43537
____________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-893-5050
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.
On October 15, 2018, The Andersons, Inc. (the "Company") entered into an Agreement and Plan of Merger (“Agreement") to purchase the remaining equity (not currently owned by the Company) of Lansing Trade Group, LLC (“Lansing"). The transaction will also result in the consolidation of Thompsons Limited of Ontario, Canada and related entities as they are currently jointly owned by the Company and Lansing.  The Company currently owns approximately 32.5% of Lansing equity and will acquire the remaining approximately 67.5% interest for approximately $305 million, which includes the Company’s share of estimated working capital of the acquired entities and other closing adjustments. The Company will assume approximately $166 million of long-term debt, consisting of up to $130 million from Lansing and about $36 million from Thompsons. The Company will pay the purchase price with cash and unregistered common shares of the Company. The Company intends to fund the cash portion utilizing the Company's existing line of credit. The final purchase price will be dependent on the number of shares issued, share price on date of closing, and actual working capital, among other items.
The completion of the transaction is subject to customary conditions, including, without limitation, (1) the adoption of the Agreement by Lansing's shareholders, (2) the absence of any order, law or other legal restraint or prohibition preventing or prohibiting completion of the purchase, (3) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) the receipt of other antitrust approvals, (5) subject to certain qualifications, the accuracy of representations and warranties of the Company and Lansing, and (6) the performance of or compliance with the covenants and agreements made by the Company and Lansing.
The Agreement is filed as Exhibit 2.1 and incorporated herein by reference.
The Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Lansing or their respective subsidiaries and affiliates or their businesses. The Agreement contains representations and warranties by each of the parties. These representations and warranties were made solely for the benefit of the other parties to each such agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the applicable agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the agreements, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in such agreements, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Lansing, their respective subsidiaries and affiliates or their businesses.
Item 7.01 Regulation FD Disclosure.
The Company has issued a press release announcing the Agreement which is attached as exhibit 99.1 to this filing and is incorporated herein by reference.
The Andersons, Inc. is scheduled to make a presentation on October 16, 2018 at 9:00 a.m., Eastern Time. A live webcast of the presentation will be available at the following link: https://edge.media-server.com/m6/p/7vhuw6f8. A replay of the presentation will be posted to the Company's website, www.andersonsinc.com, on the Investors page and will be available for one year. A copy of the presentation slides, which will be discussed during the presentation, is attached hereto as Exhibit 99.2 and will also be available on the Company's website, on the Investors page.
The presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward Looking Statements
This Form 8-K, the press release announcing the Agreement and the presentation contain forward-looking statements. When used in this Form 8-K and the documents referenced herein, the words “anticipate,” “believe,” “estimate,” “intend,” and “expect” and similar expressions are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Similarly, statements herein that describe the proposed transaction between the Company and Lansing, including its financial impact, and other statements of managements’ beliefs, intentions or goals also are forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those statements. Without limitation, these risks include economic, weather and regulatory conditions, competition, the risks described in the risk factors set forth from time to time in the Company's filings with the Securities and Exchange Commission, the satisfaction of the conditions to closing of the transaction (including receipt of regulatory approvals), the completion of the transaction, the expected timeline for completing the transaction, the successful integration of the Lansing operations by the Company, and the Company’s ability to implement plans, forecasts and other expectations with respect to the Lansing business after the acquisition is completed. Although the Company believes that the assumptions upon which the financial information and its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description

2.1
Agreement and Plan of Merger among The Andersons, Inc., Brisket Merger Sub 1, LLC, Brisket Merger Sub 2, LLC, Brisket Merger Sub 3, LLC, LGC Group, Inc. and Lansing Trade Group, LLC, dated October 15, 2018, (Certain exhibits to the agreement have been omitted. The Company will furnish such exhibits to the SEC upon request.)

99.1	The Andersons, Inc. Press Release dated October 15, 2018
99.2	Conference call presentation dated October 16, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

October 16, 2018	By:	/s/ Naran U. Burchinow

Name: Naran U. Burchinow
Title: General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

2.1
Agreement and Plan of Merger among The Andersons, Inc., Brisket Merger Sub 1, LLC, Brisket Merger Sub 2, LLC, Brisket Merger Sub 3, LLC, LGC Group, Inc. and Lansing Trade Group, LLC, dated October 15, 2018, (Certain exhibits to the agreement have been omitted. The Company will furnish such exhibits to the SEC upon request.)

99.1	The Andersons, Inc. Press Release dated October 15, 2018
99.2	Conference call presentation dated October 16, 2018